Lease Extension Addendum as Exhibit "D"
Dated September 20, 2010

This Addendum serves to extend that certain Standard Office Lease – Net, dated December 10, 1999 between Isabelle Greenspan, Trustee as Lessor and Psychemedics Corporation, a Delaware Corporation as Lessee for the premise at **5840 Uplander Way, Suite #101, Culver City, CA 90230,** for a two (2) year period. This extension period shall commence January 1, 2011 and shall terminate on December 31, 2012. The Lessee is currently in possession of the premises and all other terms and conditions of the Lease are in full force and effect except as modified by the following:

I. **Rent Adjustments**

(a)	Current monthly rent to remain at	$6,145 NNN
(b)	January 1, 2011 through December 31, 2012: **(Annual cost of living increase waived)**	$6,145 NNN

II. **Extra Parking**

Lessee is granted the use of at least three (3) extra parking spaces at no charge' for the use of the employees a their other location at 5832 Uplander Way, Culver City, CA 90230 for the term of the Lease Extension

III. **Carpeting**

Lessor and Lessee agree to split the cost of re-carpeting the space, Lessor's maximum financial exposure is $5,000. Lessor and Lessee agree that Lessor at Lessor's sole cost and expense will try and have the carpet cleaned and repaired to the satisfaction of the Lessee in which case the Lessor's obligation to re-carpet is null and void. All carpeting work to be completed prior to December 31, 2010.

IV. **Option to Extend**

Lessee is granted a 3 year option to extend per the attached Standard Option to Extend (attached as page 2 and 3).

Lessor and Lessee have reviewed this amendment and each term and provision contained herein and by execution of this lease amendment shows their informed and voluntary consent thereto. The parties hereby agree that, at the time this Lease Extension is executed, the terms of this Lease Extension are commercially reasonably and effectuate the intent and purpose of Lessor and Lessee with respect to the premises.

By: ______________________________ **Dated:** ____________

Raymond C. Kubacki, Jr. President
Psychemedics Corporation as Lessee

By: ______________________________ **Dated:** 9-22-2010

Ernie A. Farhat, President
Sanjo Investments, Property Manager for Lessor

OPTION(S) TO EXTEND
STANDARD LEASE ADDENDUM

Dated September 20, 2010

By and Between (Lessor) Isabelle Greenspan, Trustee Lease dated December 10, 1999

By and Between (Lessee) Psychemedics Corporation, a Delaware Corporation

Address of Premises: 5840 Uplander Way, Suite 101
Culver City, CA 90230

~~Paragraph~~ Exhibit "D"

A. **OPTION(S) TO EXTEND:**
Lessor hereby grants to Lessee the option to extend the term of this Lease for One additional 36 month period(s) commencing when the prior term expires upon each and all of the following terms and conditions:

(i) In order to exercise an option to extend, Lessee must give written notice of such election to Lessor and Lessor must receive the same at least 3 but not more than 6 months prior to the date that the option period would commence, time being of the essence. If proper notification of the exercise of an option is not given and/or received, such option shall automatically expire. Options (if there are more than one) may only be exercised consecutively.

(ii) The provisions of paragraph 39, including those relating to Lessee's Default set forth in paragraph 39.4 of this Lease, are conditions of this Option.

(iii) Except for the provisions of this Lease granting an option or options to extend the term, all of the terms and conditions of this Lease except where specifically modified by this option shall apply.

(iv) This Option is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and without the intention of thereafter assigning or subletting.

(v) The monthly rent for each month of the option period shall be calculated as follows, using the method(s) indicated below:
(Check Method(s) to be Used and Fill in Appropriately)

☑ I. **Cost of Living Adjustment(s) (COLA)**
a. On (Fill in COLA Dates): January 1, 2013* and July 1, 2014 * (*See I.b. below for cap)

the Base Rent shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for (select one): ☐ CPI W (Urban Wage Earners and Clerical Workers) or ☑ CPI U (All Urban Consumers), for (Fill in Urban Area):
Los Angeles, Riverside, Orange County
All Items (1982-1984 = 100), herein referred to as "CPI".

b. The monthly rent payable in accordance with paragraph A.I.a. of this Addendum shall be calculated as follows: the Base Rent set forth in paragraph 1.5 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month 2 months prior to the month(s) specified in paragraph A.I.a. above during which the adjustment is to take effect, and the denominator of which shall be the CPI of the calendar month which is 2 months prior to (select one): ☐ the first month of the term of this Lease as set forth in paragraph 1.3 ("Base Month") or ☑ (Fill in Other "Base Month"):
January 1, 2011
The sum so calculated shall constitute the new monthly rent hereunder, but in no event, shall any such new monthly rent be less than the rent payable for the month immediately preceding the rent adjustment. *All rent increases are capped at maximum of 3% per year.

c. In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation. In the event that the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitration shall be paid equally by the Parties.

~~☐ II. Market Rental Value Adjustment(s) (MRV)~~
~~a. On (Fill in MRV Adjustment Date(s))~~

~~the Base Rent shall be adjusted to the "Market Rental Value" of the property as follows:~~
~~1) Four months prior to each Market Rental Value Adjustment Date described above, the Parties shall attempt to agree upon what the new MRV will be on the adjustment date. If agreement cannot be reached, within thirty days, then:~~

~~(a) Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to establish the new MRV within the next 30 days. Any associated costs will be split equally between the Parties, or~~

(b) Both Lessor and Lessee shall each immediately make a reasonable determination of the MRV and submit such determination, in writing, to arbitration in accordance with the following provisions:

(i) Within 15 days thereafter, Lessor and Lessee shall each select an ☐ appraiser or ☐ broker ("Consultant" - check one) of their choice to act as an arbitrator. The two arbitrators so appointed shall immediately select a third mutually acceptable Consultant to act as a third arbitrator.

(ii) The 3 arbitrators shall within 30 days of the appointment of the third arbitrator reach a decision as to what the actual MRV for the Premises is, and whether Lessor's or Lessee's submitted MRV is the closest thereto. The decision of a majority of the arbitrators shall be binding on the Parties. The submitted MRV which is determined to be the closest to the actual MRV shall thereafter be used by the Parties.

(iii) If either of the Parties fails to appoint an arbitrator within the specified 15 days, the arbitrator timely appointed by one of them shall reach a decision on his or her own, and said decision shall be binding on the Parties.

(iv) The entire cost of such arbitration shall be paid by the party whose submitted MRV is not selected, ie. the one that is NOT the closest to the actual MRV.

2) Notwithstanding the foregoing, the new MRV shall not be less than the rent payable for the month immediately preceding the rent adjustment.

b. Upon the establishment of each New Market Rental Value:

1) the new MRV will become the new "Base Rent" for the purpose of calculating any further Adjustments, and
2) the first month of each Market Rental Value term shall become the new "Base Month" for the purpose of calculating any further Adjustments.

☐ III. Fixed Rental Adjustment(s) (FRA)
The Base Rent shall be increased to the following amounts on the dates set forth below:

On (Fill in FRA Adjustment Date(s)):	The New Base Rent shall be:
Psychemedics Corporation as Lessee	Isabelle Greenspan Trustee
Raymond C. Kubacki, Jr. Pres.	Ernie A. Farhat, President
	Sanjo Investments, for Lessor
Dated:	as Property Manager & Owner
	9-22-2010

B. NOTICE:
Unless specified otherwise herein, notice of any rental adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease.

C. BROKER'S FEE:
The Brokers shall be paid a Brokerage Fee for each adjustment specified above in accordance with paragraph 15 of the Lease.

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 800 W 6th Street, Suite 800, Los Angeles, CA 90017. Telephone No. (213) 687-8777. Fax No.: (213) 687-8616.

Lease Extension Addendum as Exhibit "D"
Dated September 20, 2010

This Addendum serves to extend that certain Standard Office Lease – Net, dated December 10, 1999 between Isabelle Greenspan, Trustee as Lessor and Psychemedics Corporation, a Delaware Corporation as Lessee for the premise at **5840 Uplander Way, Suite #201, Culver City, CA 90230,** for a two (2) year period. This extension period shall commence January 1, 2011 and shall terminate on December 31, 2012. The Lessee is currently in possession of the premises and all other terms and conditions of the Lease are in full force and effect except as modified by the following:

I. Rent Adjustments

(a)	Current monthly rent to remain at	$3,700 NNN
(b)	January 1, 2011 through December 31, 2012: **(Annual cost of living increase waived)**	$3,700 NNN

II. Electricity for Tenants Computer Server Room

(a) Due to the 24 hour 7 day per week use of the HVAC to the server room and extraordinarily high use of electricity necessary to power this system to accommodate Lessee's business. Lessor and Lessee agree to conduct an electric survey for electric power usage to determine a fair reasonable cost for the excess electricity that is used for this special business need.

III. Option to Extend

Lessee is granted a 3 year option to extend per the attached Standard Option to Extend (attached as page 2 of 3).

Lessor and Lessee have reviewed this amendment and each term and provision contained herein and by execution of this lease amendment shows their informed and voluntary consent thereto. The parties hereby agree that, at the time this Lease Extension is executed, the terms of this Lease Extension are commercially reasonably and effectuate the intent and purpose of Lessor and Lessee with respect to the premises.

By: ______________________________ **Dated:**____________
Raymond C. Kubacki, Jr. President
Psychemedics Corporation as Lessee

By: [signature] **Dated:** 9-22-2010
Ernie A. Farhat, President
Sanjo Investments, Property Manager for Lessor

OPTION(S) TO EXTEND
STANDARD LEASE ADDENDUM

Dated September 20, 2010

By and Between (Lessor) Isabelle Greenspan, Trustee Lease dated December 10, 1999

By and Between (Lessee) Psychemedics Corporation, a Delaware Corporation

Address of Premises: 5840 Uplander Way, Suite 201
Culver City, CA 90230

Paragraph EXHIBIT 'D'

A. OPTION(S) TO EXTEND:
Lessor hereby grants to Lessee the option to extend the term of this Lease for one additional 36 month period(s) commencing when the prior term expires upon each and all of the following terms and conditions:

(i) In order to exercise an option to extend, Lessee must give written notice of such election to Lessor and Lessor must receive the same at least 3 but not more than 6 months prior to the date that the option period would commence, time being of the essence. If proper notification of the exercise of an option is not given and/or received, such option shall automatically expire. Options (if there are more than one) may only be exercised consecutively.

(ii) The provisions of paragraph 39, including those relating to Lessee's Default set forth in paragraph 39.4 of this Lease, are conditions of this Option.

(iii) Except for the provisions of this Lease granting an option or options to extend the term, all of the terms and conditions of this Lease except where specifically modified by this option shall apply.

(iv) This Option is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and without the intention of thereafter assigning or subletting.

(v) The monthly rent for each month of the option period shall be calculated as follows, using the method(s) indicated below: (Check Method(s) to be Used and Fill in Appropriately)

☑ I. **Cost of Living Adjustment(s) (COLA)**

a. On (Fill in COLA Dates): January 1, 2013* and July 1, 2014 * (*See I.b. below for cap)

the Base Rent shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for (select one): ☐ CPI W (Urban Wage Earners and Clerical Workers) or ☑ CPI U (All Urban Consumers), for (Fill in Urban Area):
Los Angeles, Riverside, Orange County
All Items (1982-1984 = 100), herein referred to as "CPI".

b. The monthly rent payable in accordance with paragraph A.I.a. of this Addendum shall be calculated as follows: the Base Rent set forth in paragraph 1.5 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month 2 months prior to the month(s) specified in paragraph A.I.a. above during which the adjustment is to take effect, and the denominator of which shall be the CPI of the calendar month which is 2 months prior to (select one): ☐ the first month of the term of this Lease as set forth in paragraph 1.3 ("Base Month") or ☑ (Fill in Other "Base Month"):
January 1, 2011
The sum so calculated shall constitute the new monthly rent hereunder, but in no event, shall any such new monthly rent be less than the rent payable for the month immediately preceding the rent adjustment. *All rent increases are capped at maximum of 3% per year.

c. In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation. In the event that the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitration shall be paid equally by the Parties.

☐ ~~II. Market Rental Value Adjustment(s) (MRV)~~

~~a. On (Fill in MRV Adjustment Date(s))~~

~~the Base Rent shall be adjusted to the "Market Rental Value" of the property as follows:~~

~~1) Four months prior to each Market Rental Value Adjustment Date described above, the Parties shall attempt to agree upon what the new MRV will be on the adjustment date. If agreement cannot be reached, within thirty days, then:~~

~~(a) Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to establish the new MRV within~~

INITIALS   INITIALS

the next 30 days. Any associated costs will be split equally between the Parties, or

(b) Both Lessor and Lessee shall each immediately make a reasonable determination of the MRV and submit such determination, in writing, to arbitration in accordance with the following provisions:

(i) Within 15 days thereafter, Lessor and Lessee shall each select an ☐ appraiser or ☐ broker ("Consultant" - check one) of their choice to act as an arbitrator. The two arbitrators so appointed shall immediately select a third mutually acceptable Consultant to act as a third arbitrator.

(ii) The 3 arbitrators shall within 30 days of the appointment of the third arbitrator reach a decision as to what the actual MRV for the Premises is, and whether Lessor's or Lessee's submitted MRV is the closest thereto. The decision of a majority of the arbitrators shall be binding on the Parties. The submitted MRV which is determined to be the closest to the actual MRV shall thereafter be used by the Parties.

(iii) If either of the Parties fails to appoint an arbitrator within the specified 15 days, the arbitrator timely appointed by one of them shall reach a decision on his or her own, and said decision shall be binding on the Parties.

(iv) The entire cost of such arbitration shall be paid by the party whose submitted MRV is not selected, ie. the one that is NOT the closest to the actual MRV.

2) Notwithstanding the foregoing, the new MRV shall not be less than the rent payable for the month immediately preceding the rent adjustment.

b. Upon the establishment of each New Market Rental Value:

1) the new MRV will become the new "Base Rent" for the purpose of calculating any further Adjustments, and
2) the first month of each Market Rental Value term shall become the new "Base Month" for the purpose of calculating any further Adjustments.

☐ III. Fixed Rental Adjustment(s) (FRA)
The Base Rent shall be increased to the following amounts on the dates set forth below:

On (Fill in FRA Adjustment Date(s)): The New Base Rent shall be:

Psychemedics Corporation as Lessee	Isabelle Greenspan Trustee
Raymond C. Kubacki, Jr. Pres.	Ernie A. Farhat, President
	Sanjo Investments, for Lessor
Dated:	as Property Manager & Owner

B. NOTICE:
Unless specified otherwise herein, notice of any rental adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease.

C. BROKER'S FEE:
The Brokers shall be paid a Brokerage Fee for each adjustment specified above in accordance with paragraph 15 of the Lease.

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 800 W 6th Street, Suite 800, Los Angeles, CA 90017. Telephone No. (213) 687-8777. Fax No.: (213) 687-8616.

INITIALS

EXHIBIT "D"
3 of 3

INITIALS